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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2001
                                                   -----------


                         Commission File No. 001-16111
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                             Global Payments Inc.
                             --------------------
            (Exact name of registrant as specified in its charter)


          Georgia                               58-2567903
          -------                               ----------
          (State or other jurisdiction of       (IRS Employer
          incorporation)                        Identification Number)


             Four Corporate Square, Atlanta, Georgia     30329
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             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code (404) 728-2363
                                                          --------------


                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                           changed since last year)
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Item 5.  Other Events.
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Global Payments Announces Organizational Changes

     Global Payments Inc. today announced a realignment of its organization to be effective by the beginning of the company's new fiscal year. A new senior sales executive position will be created. This position and all other functional areas will report directly to the CEO. In addition, Global's chief operating officer, Thomas M. Dunn, will be leaving the organization to pursue other interests.

     The company believes these organizational initiatives, which realign the company along functional lines reporting directly to the CEO, will facilitate the company's 2002 and 2003 objectives.
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONAL DATA CORPORATION
                                         -------------------------
                                                (Registrant)

                                         By: /s/ James G. Kelly
                                             -----------------------------
                                             James G. Kelly
                                             Chief Financial Officer
                                             (Principal Financial Officer
                                             and Chief Accounting Officer)

Date:  May 3, 2001